Revenue from license and collaboration agreements—third parties	12 Months Ended
Dec. 31, 2016
Revenue from license and collaboration agreements—third parties
Revenue from license and collaboration agreements—third parties

23. Revenue from License and Collaboration Agreements—Third Parties

The Group recognized revenue from license and collaboration agreements—third parties of approximately US$26.4 million, US$44.1 million and US$12.3 million for the years ended December 31, 2016, 2015 and 2014 respectively, which consisted of the following:

	Year Ended
	December 31,
	2016	2015	2014
	(in US$’000)
Milestone revenue	9,931	19,212	5,000
Amortization of upfront payment	1,679	1,907	701
Research and development services	14,834	22,941	6,635
	26,444	44,060	12,336

The revenue is mainly from 2 license and collaboration agreements as follows:

License and collaboration agreement with Eli Lilly

On October 8, 2013, the Group entered into a licensing, co‑development and commercialization agreement in China with Eli Lilly (“Lilly”) relating to fruquintinib, a targeted oncology therapy for the treatment of various types of solid tumors. Under the terms of the agreement, the Group is entitled to receive a series of payments of up to US$86.5 million, including upfront payments and development and regulatory approval milestones. Should fruquintinib be successfully commercialized in China, the Group would receive tiered royalties based on certain percentages of net sales. Development costs after the first development milestone are shared between the Group and Lilly. Following execution of the agreement, the Group received a non‑refundable, upfront payment of US$6.5 million.

In addition, the Group also signed an option agreement which grants Lilly an exclusive option to expand the fruquintinib rights beyond Hong Kong and China. The option agreement further sets out certain milestone payments and royalty rates that apply in the event the option is exercised on a global basis. However, these are subject to further negotiation should the option be exercised on a specific territory basis as opposed to a global basis. The option was not considered to be a separate deliverable in the arrangement as it was not considered to be substantive. As at December 31, 2016, the option has not been exercised.

The license rights to fruquintinib, delivered at the inception of the arrangement, did not have stand‑alone value apart from the other deliverables in the arrangement which include the development services, the participation in the joint steering committee and the manufacturing of active pharmaceutical ingredients during the development phase. The non‑refundable upfront payment was deferred and is being recognized rateably over the development period, which has been estimated to end in 2018. The Group recognizes milestone revenue relating to the deliverables in the agreement as a single unit of accounting using the milestone method.

For the years ended December 31, 2016 and 2014, the Group did not recognize any milestone revenue in relation to this contract. For the year ended December 31, 2015, the Group recognized US$19.2 million milestone revenues in relation to the achievement of the “proof of concept” milestone for two indications. The Group recognized US$1.7 million, US$1.8 million and US$0.6 million revenue from amortization of the upfront payment during the years ended December 31, 2016, 2015 and 2014 respectively. In addition, the Group recognized US$12.1 million, US$19.4 million and nil for the provision of research and development services for the years ended December 31, 2016, 2015 and 2014 respectively.

License and collaboration agreement with AstraZeneca

On December 21, 2011, the Group and AstraZeneca (“AZ”) entered into a global licensing, co‑development, and commercialization agreement for savolitinib (“AZ Agreement”), a novel targeted therapy and a highly selective inhibitor of the c‑Met receptor tyrosine kinase for the treatment of cancer. Under the terms of the agreement, development costs for savolitinib in China will be shared between the Group and AZ, with the Group continuing to lead the development in China. AZ will lead and pay for the development of savolitinib for the rest of the world. The Group received a non‑refundable upfront payment of US$20.0 million upon the signing of the agreement and may receive up to US$120.0 million contingent upon the successful achievement of clinical development and first-sale milestones. The agreement also contains possible significant future commercial sale milestones and up to double‑digit percentage royalties on net sales.

The license right to develop savolitinib in the rest of the world was delivered to AZ at the inception of the arrangement. Such license had stand‑alone value apart from the other deliverables in the arrangement which include the development of savolitinib in China and the participation in the joint steering committee. The non‑refundable up‑front payment was allocated to (a) the license to develop savolitinib in the rest of the world, which was recognized at inception and (b) the research and development services for which amount allocated has been deferred and is being recognized rateably over the development period which is expected to be end in 2021. The Group recognizes milestone revenue relating to the deliverables, in the agreement as a single unit of accounting using the milestone method.

The Group recognized milestone revenue of US$9.9 million, nil and US$5.0 million for the years ended December 31, 2016, 2015 and 2014 respectively. The milestones were in relation to the initiation of phase IIb in the primary indication and secondary indications. The Group also recognized US$2.7 million, US$3.5 million and US$6.6 million for the provision of research and development services for the years ended December 31, 2016, 2015 and 2014 respectively. In addition, the Group recognized less than US$0.1 million,  US$0.1 million and US$0.1 million as revenue from amortization of the upfront payment during the years ended December 31, 2016, 2015 and 2014 respectively.

In August 2016, the Group entered into an amendment to the AZ Agreement. Under the terms of the amendment, the Group shall pay for up to a maximum of US$50 million of phase III clinical trial costs related to developing savolitinib for papillary renal cell carcinoma. In return, AZ agrees to increase ex-China royalties on net sales by an additional 5% over the royalties stipulated in the original agreement until cumulative additional royalties paid reaches US$250 million, after which the additional royalty decreases to 3% for 24 months and then 1.5% thereafter. The costs of the additional Phase III clinical trial costs shall be expensed to research and development expense as incurred. Under the current revenue recognition policy, future royalties shall be recognized as revenue from license and collaboration agreements—third parties as net sales occur. The amendment does not impact the original accounting of the AZ Agreement under the milestone method.

License and collaboration agreement with Ortho‑McNeil‑Janssen

In November 2015, Ortho‑McNeil‑Janssen Pharmaceuticals, Inc. (“Janssen”) terminated the license and collaboration agreement between HMPL and Janssen dated June 2, 2010 for the discovery and development of novel small molecule therapeutics against a target in the area of inflammation/immunology. All licenses and other rights granted by the Group to Janssen have been terminated upon the termination date. The Group does not have any outstanding liabilities or obligations due to/from Janssen in relation to the termination of the agreement.